                                                                   Exhibit 10.23

                                     NYFIX
                             CORPORATE HEADQUARTERS
                              STAMFORD HARBOR PARK
                               333 Ludlow Street
                               Stamford, CT 06902
                                Tel 203.425.8000
                                Fax 203.425.8100
                                 WWW.NYFIX.COM

                              EMPLOYMENT AGREEMENT

            AGREEMENT  made and  effective as of the 21st day of March,  2003 by and among NYFIX,  INC. a New York  corporation  with its principal office at 333
Ludlow Street, Stamford, CT 06902 (hereinafter "Employer" or "Company"), and Mr.
Brian Bellardo, 5 Walworth Ave., Scarsdale, NY 10583 (hereinafter "Employee").

            WHEREAS,  Employer,  through its subsidiaries,  provides  electronic trading  systems,  industry-wide  trade routing  connectivity,  straight-through processing  and  execution  services  and  systems  to the global  equities  and derivatives financial markets, and

            WHEREAS, Employer desires to assure the services of Employee for the period  provided  in this  Agreement,  and  Employee  is willing to serve in the employ of  Employer  on a  full-time  basis for said  period  upon the terms and conditions hereinafter set forth;

            NOW,  THEREFORE,  in  consideration  of the mutual  covenants herein contained, the parties hereto agree as follows:

            1.  EMPLOYMENT.  Employer  agrees to employ  Employee,  and Employee agrees to enter the employ of the  Employer  for the period  stated in Paragraph
"3" hereof and upon the other terms and conditions set forth herein.

            2.  POSITION  AND   RESPONSIBILITIES.   During  the  period  of  his
employment  hereunder,  Employee  agrees to be responsible  for Vice  President,
General Counsel duties and report to Mark Hahn,  Chief Financial  Officer of the
Company.

            3. TERM OF  EMPLOYMENT.  The period of Employee's  employment  under this Agreement  shall be deemed to have commenced as of March 31, 2003 and shall continue  for a period of one year until March 30, 2004 and renew  automatically for one year at a time unless sooner  terminated as provided herein,  under Item
11, Termination, or by breach of contract.

            4. DUTIES.  During the period of his employment hereunder and except for illness,  vacation periods, and reasonable leaves of absence, Employee shall devote substantially all of his business time, attention,  skill, and efforts to the faithful performance of his duties hereunder.

            In addition to paid  holidays,  as defined by the Company's  holiday schedule,  employee  shall  receive  a  prorated  3 week  vacation  in the first calendar  year  of  this  Agreement,  and 3  weeks  paid  vacation  during  each subsequent  calendar  year of this  Agreement.  All  vacation  periods  shall be scheduled at the convenience of the Employer.

            5. COMPENSATION.

            5.1. BASE SALARY:  Employer shall pay Employee as  compensation  for his services  hereunder a total annual base salary of $225,000.  The base salary is comprised  of a standard  $220,000 US dollars  plus an  additional  $5,000 US dollars for  non-competition  compensation (see paragraph 9). Employee will also be offered to participate in the Company's health  insurance  plan(s) and 401(k)
plan.

            5.2 OTHER  COMPENSATION:   At any point of time the Company reserves
the right to extend  special  bonuses or  incentives  which could  include stock option grants. However, such arrangements are solely at management's discretion.
Employee  shall also be entitled to  participate  in such other  benefits as may from time to time be generally  made  available to  Employer's  employees.  This contract is not obligating the company to extend such bonuses or incentives.

            6. PAYMENT  TERMS.  The salary  payment  shall be made in accordance with the usual payroll system of the Company, presently bi-weekly.

            7.  REIMBURSEMENT  OF  EXPENSES.  Employer  shall  pay or  reimburse
Employee for all reasonable  travel and other  expenses  incurred by Employee in performance  of his  obligations  under this  Agreement,  provided that Employer approves such expenses in advance.

            8.  CONFIDENTIALITY.  The Employee  recognizes and acknowledges that
the  Employer's  trade  secrets,   employers  specific  combination  of  use  of
third-party  parts,   proprietary  technology  and  software,  and  confidential information  as may  exist  and be shared  with  Employee  from time to time are valuable,  special,  and unique  assets of the  Employer.  The  Employer and the
Employee  recognize  that  access  to  and  knowledge  of  such  technology  and information is essential to the Employee's duties  hereunder.  In return for his access and knowledge,  the Employee  agrees that he will not, during the term of this Agreement or at any time thereafter, disclose any such secrets, technology, or information to any person, firm, corporation,  or other entity for any reason or purpose  whatsoever,  nor shall the  Employee  make use of any such  secrets, technology,  or  information  for his own  purposes  or for the  benefit  of any person,  firm,  corporation,  or other entity under any circumstances  during or after the term of this Agreement.

            9.  NON-COMPETITION.  You will not for the first 12 months after the end  of  your  employment  with  us  either  directly  or  indirectly  as a sole
proprietor,   partner,   stockholder,   investor,   officer  or  director  of  a
corporation,  or as an employee,  agent,  associate or consultant of any person, firm, corporation or other entity - without NYFIX, Inc. written approval:

            (i) engage in any activity or employment in the faithful performance of which it could be  reasonably  anticipated  that you would or
                would  be  required   or   expected  to  use  or  disclose   any
                confidential  information or trade secrets of NYFIX, Inc. or its subsidiaries,

           (ii) you will not solicit  business or accept orders for products and
                services   competitive  with  the  Employers  or  the  Employers
                Subsidiaries  or  Affiliates,  from  any  of  their  clients  or prospective  clients with whom you dealt with either directly or indirectly during the period of your employment;

            10.  ENFORCEMENT;  SEVERABILITY.  It is the desire and the intent of the parties hereto that the  provisions of this Agreement  hereof be enforced to the  fullest  extent  permissible  under  the  laws  and  public  policy  of the jurisdictions  in which  enforcement is sought.  Accordingly,  if any particular portion or provision of this  Agreement  shall be  adjudicated  to be invalid or unenforceable,  the  remaining  portion  or  such  provision  or  the  remaining provisions of this Agreement, or the application of such provision or portion of such provision as is held invalid or  unenforceable  to persons or circumstances other than  those to which it is held  invalid  or  unenforceable,  shall not be effected thereby.

            11. TERMINATION. This Agreement may be terminated by either party at any time upon thirty (30) days written notice.

            12.  GOVERNING LAW AND VENUE.  This Agreement  shall be construed in accordance with the laws of the State of New York.

            IN WITNESS WHEREOF,  the Parties hereto have executed this Agreement on the 2lst day of March, 2003:

                                          NYFIX, INC.

                                          By: /s/ Mark R. Hahn
                                              -----------------------------
                                              Mark R. Hahn
                                              Chief Financial Officer

                                          EMPLOYEE:

                                          /s/ Brian Bellardo
                                          --------------------------------
                                          Brian Bellardo